Exhibit 99.2

 Sensient Technologies Corporation  Fourth Quarter 2024 Earnings Call  February 14, 2025

 Non-GAAP Financial Measures  2  Within this document, the Company reports certain non-GAAP financial measures, including: (1) adjusted operating income, adjusted net earnings, and adjusted diluted earnings per share, which exclude restructuring and other costs, including the Portfolio Optimization Plan costs, (2) percentage changes in revenue, operating income, and diluted earnings per share on an adjusted local currency basis, which eliminate the effects that result from translating its international operations into U.S. dollars and restructuring and other costs, including the Portfolio Optimization Plan costs, (3) adjusted EBITDA and adjusted EBITDA Margin (which excludes Portfolio Optimization Plan costs and non-cash share based compensation expense), and (4) free cash flow, which deducts capital expenditures from net cash provided by operating activities. The Company has included each of these non-GAAP measures in order to provide additional information regarding our underlying operating results and comparable year-over-year performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this report. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends, and the Company believes the information can be beneficial to investors for the same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

 Forward Looking Statements  2  This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws including under “2025 Financial Outlook”, “Full Year 2025 Group Outlook”, “Long-Term Outlook”, “Consolidated Full Year 2025 Outlook”, and "Business Initiatives and Outlook" in this presentation. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the Company’s ability to manage general business, economic, and capital market conditions, including actions taken by customers in response to such market conditions, and the impact of recessions and economic downturns; the impact of macroeconomic and geopolitical volatility, including inflation and shortages impacting the availability and cost of raw materials, energy, and other supplies, disruptions and delays in the Company’s supply chain, and the conflicts between Russia and Ukraine and in the Middle East; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; the availability and cost of labor, logistics, and transportation; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences, changing technologies, and changing regulations; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts, acquisition and divestiture activities, and Portfolio Optimization Plan; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; the Company’s ability to enhance its innovation efforts and drive cost efficiencies; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company's Annual Report on Form  10-K for the year ended December 31, 2024, and in other documents that the Company files with the SEC. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

 Q4 2024 Consolidated Results  5  (1) See appendix for our GAAP to Non-GAAP reconciliations.

 Revenue  Strong volume growth across all product lines in the quarter driven by new wins  Low single-digit pricing  Operating Results  Strong operating leverage in the quarter due to volume growth and favorable pricing  Adjusted EBITDA Margin1 for the Group was 20.6% in Q4 2024, up 160 bps from Q4 2023  Color Group Performance  Local Currency1 Results Commentary  Local Currency1 Full Year Results  vs. Prior Year  Revenue  +7.3%  Operating Profit  +14.2%  2023  2024  Adjusted EBITDA Margin1  Full Year 2025 Group Out  21.0%  look2  22.1%  Mid-single-digit local currency revenue1 growth  6  (1) See appendix for our GAAP to Non-GAAP reconciliations.  (2) Represents outlook as of our earnings release provided on February 14, 2025, and does not constitute an update or reissuance as of any later date.

 Revenue  Favorable pricing and strong volume growth driven by new wins  Operating Results  Operating leverage improved in the quarter due to favorable pricing and solid volume growth  Flavors & Extracts Group Performance  Local Currency1 Results Commentary  Full Year 2025 Group Outlook2  Mid-single-digit local currency revenue1 growth  Local Currency1 Full Year Results  vs. Prior Year  Revenue  +7.1%  Operating Profit  +10.8%  2023  2024  Adjusted EBITDA Margin1  15.8%  16.1%  8  (1) See appendix for our GAAP to Non-GAAP reconciliations.  (2) Represents outlook as of our earnings release provided on February 14, 2025, and does not constitute an update or reissuance as of any later date.

 Revenue  Volume growth driven by increase in new sales wins  Operating Results  Growth driven by higher volumes across the Group  Adjusted EBITDA Margin1 for the Group was 21.7% in Q4 2024, up 190 bps from Q4 2023  Asia Pacific Group Performance  Local Currency1 Results Commentary  Full Year 2025 Group Outlook2  High single-digit local currency revenue1 growth  Local Currency1 Full Year Results  vs. Prior Year  Revenue  +13.0%  Operating Profit  +14.1%  2023  2024  Adjusted EBITDA Margin1  22.8%  22.7%  8  (1) See appendix for our GAAP to Non-GAAP reconciliations.  (2) Represents outlook as of our earnings release provided on February 14, 2025, and does not constitute an update or reissuance as of any later date.

 9  Local Currency Revenue2  Growth rate of mid-single-digit  Business Outlook1  Long-Term Outlook  Local Currency Revenue2  Growth rate of mid-single-digit  Local Currency Adjusted EBITDA2  Growth rate of mid-to high single-digit  Local Currency Adjusted EPS2  Growth rate of high single-digit to double-digits  Consolidated Full Year 2025 Outlook  Represents outlook as of our earnings release provided on February 14, 2025, and does not constitute an update or reissuance as of any later date.  See appendix for our GAAP to Non-GAAP reconciliations.

 Among colored food and beverage launches, natural colors have increased in all regions in the past 10 years.  Consumers desire natural products  Natural color trend provides a long runway for profitable growth  Sensient is well positioned for growth with a broad product portfolio and commitment to innovation  Natural color demand provides growth opportunity for  Sensient  Global Natural Color Launches  North America 2024: 75%  10  Latin America 2024: 75%  Europe 2024: 86%  Middle East & Africa 2024: 65%  Asia Pacific 2024: 79%  Source: Mintel 2025, Percent of Colored Launches with Natural Color

 Food & Pharma  Personal Care  Natural colors make up ~60% of food and pharmaceutical product line revenue and ~20% of total company revenue  Natural colors continue to grow above overall company mid-term outlook  Red 3, a synthetic color, is less than  ~0.5% of total company revenue  Food & Pharmaceutical Color Portfolio  Color Commentary  Synthetic  Natural  10

 Supporting our customers and delivering leading natural color technologies  12

 Q4 2024 Financial Review  13  (1) See appendix for our GAAP to Non-GAAP reconciliations.  (dollars in thousands)  Q4 2023  Q4 2024  Local  Currency Growth1  Revenue  $ 349,302  $ 376,420  +8.9%  Operating Income (GAAP)  $ 8,063  $ 41,996  Operating Margin  2.3%  11.2%  Adjusted Operating Income1  $ 35,904  $ 42,852  +20.8%  Adjusted Operating Margin1  10.3%  11.4%  Diluted EPS (GAAP)  $ (0.14)  $ 0.71  Adjusted Diluted EPS1  $ 0.51  $ 0.65  +29.4%  Adjusted EBITDA1  $ 52,012  $ 61,100  +18.8%  Adjusted EBITDA Margin1  14.9%  16.2%  Consolidated Commentary:  Local currency revenue1 increased 8.9%  Q4 2024 results included $0.9 million of Portfolio Optimization Plan costs  Adjusted EBITDA Margin1 improved 130 bps in the quarter due to strong volume growth across all Groups and favorable pricing

 2024 Cash Flow and Debt Metrics  13  (1) See appendix for our GAAP to Non-GAAP reconciliations.  Q4 2023  YTD  Q4 2024  YTD  Cash Flow from Operations  $ 169.7 million  $ 157.2 million  Capital Expenditures  $ 87.9 million  $ 59.2 million  Free Cash Flow1  $ 81.8 million  $97.9 million  Total Debt  $ 658.5 million  $ 633.4 million  Net debt to credit adjusted EBITDA1  2.6x  2.3x  Commentary:  1  1  Cash flow from operations of $157.2 million in 2024 compared to $169.7 million in 2023 due to higher net working capital.  Free cash flow increased 19.7% in 2024 compared to 2023.  Net debt to credit adjusted EBITDA decreased to 2.3x in 2024 due to strong adjusted EBITDA1 performance and a decrease in debt during the year.

2025 Financial Outlook[1]

Metric	Current Guidance
Local Currency Revenue[2]	Mid-single-digit growth
Local Currency Adjusted EBITDA[2]	Mid-to high single-digit growth
Diluted EPS (GAAP)[3]	$3.05 to $3.15
Local Currency Adjusted Diluted EPS[2]	High single-digit to double-digit growth
Capital Expenditures	$70 to $80 million
Adjusted Effective Tax Rate	~ 25.5%
Interest Expense[4]	Slight Increase

(1) Represents outlook as of our earnings release provided on February 14, 2025, and does not constitute an update or reissuance as of any later date.
(2) See appendix for our GAAP to Non-GAAP reconciliations.
(3) Diluted EPS (GAAP) includes $0.10/share to $0.15/share of foreign currency headwinds based on current exchange rates and $0.13/share of Portfolio Optimization Plan costs. Total plan costs are still expected to be approximately $40M.
(4) Interest expense assumes no USD borrowing rate reductions for 2025.

SENSIENT®

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Appendix1  (1) Amounts in thousands, except percentages and per share amounts.

 Non-GAAP Financial Measures   2024    2023    % Change   Operating income (GAAP)  $ 41,996  $ 8,063  420.8%  Portfolio Optimization Plan costs – Cost of products sold  839  3,135  Portfolio Optimization Plan costs – Selling and administrative expenses   17    24,706   Adjusted operating income   $ 42,852    $ 35,904   19.4%  Net earnings (GAAP)  $ 30,104  $ (5,833)  616.1%  Portfolio Optimization Plan costs, before tax  856  27,841  Tax impact of Portfolio Optimization Plan costs(1)   (3,570)   (415)  Adjusted net earnings   $ 27,390    $ 21,593   26.8%  Diluted earnings per share (GAAP)  $ 0.71  $ (0.14)  607.1%  Portfolio Optimization Plan costs, net of tax   (0.06)   0.65   Adjusted diluted earnings per share   $ 0.65    $ 0.51   27.5%  20  Note: Earnings per share calculations may not foot due to rounding differences.  (1) Tax impact adjustments were determined based on the nature of the underlying non-GAAP adjustments and their relevant jurisdictional tax rates.   Three Months Ended December 31,

 Non-GAAP Financial Measures  20  Revenue   Total   Foreign  Exchange   Rates   Adjustments(1)  Adjusted  Local   Currency   Flavors & Extracts  2.8%  (0.6%)  N/A  3.4%  Color  11.8%  (2.2%)  N/A  14.0%  Asia Pacific  26.1%  0.9%  N/A  25.2%  Total Revenue  7.8%  (1.1%)  N/A  8.9%  Operating Income  Flavors & Extracts  18.2%  (0.2%)  0.0%  18.4%  Color  24.4%  (3.0%)  0.0%  27.4%  Asia Pacific  44.3%  2.6%  0.0%  41.7%  Corporate & Other  (61.4%)  0.0%  (105.5%)  44.1%  Total Operating Income  420.8%  (6.7%)  406.7%  20.8%  Diluted Earnings Per Share  607.1%  (7.2%)  584.9%  29.4%  Adjusted EBITDA  17.5%  (1.3%)  N/A  18.8%  Three Months Ended December 31, 2024  (1) Adjustments consist of Portfolio Optimization Plan costs.

 Non-GAAP Financial Measures  20  Revenue   Total   Foreign  Exchange   Rates   Adjustments(1)  Adjusted  Local   Currency   Flavors & Extracts  7.1%  0.0%  N/A  7.1%  Color  6.6%  (0.7%)  N/A  7.3%  Asia Pacific  11.2%  (1.8%)  N/A  13.0%  Total Revenue  6.9%  (0.5%)  N/A  7.4%  Operating Income  Flavors & Extracts  10.6%  (0.2%)  0.0%  10.8%  Color  13.4%  (0.8%)  0.0%  14.2%  Asia Pacific  11.9%  (2.2%)  0.0%  14.1%  Corporate & Other  (13.7%)  0.0%  (42.4%)  28.7%  Total Operating Income  23.6%  (1.0%)  15.3%  9.3%  Diluted Earnings Per Share  33.0%  (1.4%)  28.5%  5.9%  Adjusted EBITDA  7.6%  (0.7%)  N/A  8.3%  Year Ended December 31, 2024  (1) Adjustments consist of Portfolio Optimization Plan costs.

 Non-GAAP Financial Measures  20  Three Months Ended December 31, 2024  Revenue   Total   Foreign   Exchange Rates    Local Currency   Flavors, Extracts, and Flavor Ingredients  5.9%  (1.0%)  6.9%  Natural Ingredients  (2.1%)  (0.0%)  (2.1%)  Flavors & Extracts Group  2.8%  (0.6%)  3.4%  Food and Pharmaceutical  13.6%  (2.2%)  15.8%  Personal Care  6.8%  (2.0%)  8.8%  Color Group  11.8%  (2.2%)  14.0%  Asia Pacific  26.1%  0.9%  25.2%  Total revenue  7.8%  (1.1%)  8.9%

 Non-GAAP Financial Measures  Results by Segment  Adjusted  Adjusted  Operating Income   2024   Adjustments(1)   2024    2023   Adjustments(1)   2023   Flavors & Extracts  $ 21,345  $ -  $ 21,345  $ 18,059  $ -  $ 18,059  Color  26,542  -  26,542  21,343  -  21,343  Asia Pacific  8,495  -  8,495  5,889  -  5,889  Corporate & Other   (14,386)   856    (13,530)   (37,228)   27,841    (9,387)  Consolidated   $ 41,996    $ 856   $  42,852  $  8,063  $  27,841  $  35,904   Three Months Ended December 31,   (1) Adjustments consist of Portfolio Optimization Plan costs.  20

 Non-GAAP Financial Measures  20  Flavors & Extracts Group   2024    2023    2024    2023   Operating Income (GAAP)  $ 21,345  $ 18,059  $ 97,094  $ 87,773  Depreciation and amortization   7,603    7,378    30,437    29,400   Adjusted EBITDA   $ 28,948    $ 25,437    $ 127,531    $ 117,173   Segment Revenue  $  188,114  $  182,939  $  793,698  $  741,072  Operating Income Margin (GAAP)  11.3%  9.9%  12.2%  11.8%  Adjusted EBITDA Margin  15.4%  13.9%  16.1%  15.8%   Three Months Ended December 31,    Year Ended December 31,

 Non-GAAP Financial Measures  20  Color Group   2024    2023    2024    2023   Operating Income (GAAP)  $ 26,542  $ 21,343  $ 119,529  $ 105,370  Depreciation and amortization   5,992    5,487    23,417    22,294   Adjusted EBITDA   $ 32,534    $ 26,830    $ 142,946    $ 127,664   Segment Revenue  $  158,134  $  141,396  $  647,939  $  607,959  Operating Income Margin (GAAP)  16.8%  15.1%  18.4%  17.3%  Adjusted EBITDA Margin  20.6%  19.0%  22.1%  21.0%   Three Months Ended December 31,    Year Ended December 31,

 Non-GAAP Financial Measures  20  Asia Pacific Group   2024    2023    2024    2023   Operating Income (GAAP)  $ 8,495  $ 5,889  $ 34,458  $ 30,800  Depreciation and amortization   596    683    2,472    2,548   Adjusted EBITDA   $ 9,091    $ 6,572    $ 36,930    $ 33,348   Segment Revenue  $  41,861  $  33,202  $  162,525  $  146,090  Operating Income Margin (GAAP)  20.3%  17.7%  21.2%  21.1%  Adjusted EBITDA Margin  21.7%  19.8%  22.7%  22.8%   Three Months Ended December 31,    Year Ended December 31,

 Non-GAAP Financial Measures   2024    2023    % Change   Operating Income (GAAP)  $ 41,996  $ 8,063  420.8%  Depreciation and amortization  15,144  14,460  Share-based compensation expense  3,104  1,648  Portfolio Optimization Plan costs, before tax   856    27,841   Adjusted EBITDA   $ 61,100    $ 52,012   17.5%  Total Revenue  $ 376,420  $ 349,302  Operating Income Margin (GAAP)  11.2%  2.3%  Adjusted EBITDA Margin  16.2%  14.9%  Three Months Ended December 31,  20

 Non-GAAP Financial Measures   2024    2023    % Change   Net cash provided by operating activities (GAAP)  $ 157,151  $ 169,697  (7.4%)  Capital expenditures   (59,212)   (87,868)     Free Cash Flow   $ 97,939    $ 81,829    19.7%  Twelve Months Ended December 31,  20

 Non-GAAP Financial Measures   Year Ended December 31,   28  Debt   2024    2023   Short-term borrowings  $ 19,848  $ 13,460  Long-term debt  613,523  645,085  Credit Agreement adjustments(1)   (13,129)   (16,743)  Net Debt   $ 620,242    $ 641,802   Operating income (GAAP)  $ 191,579  $ 155,023  Depreciation and amortization  60,329  57,820  Share-based compensation expense  10,084  8,933  Portfolio Optimization Plan costs, before tax  6,631  27,841  Other non-operating gains(2)   (905)   (762)  Credit Adjusted EBITDA   $ 267,718    $ 248,855   Net Debt to Credit Adjusted EBITDA  2.3x  2.6x  (1) Adjustments include cash and cash equivalents, as described in the Company's Third Amended and Restated Credit Agreement (Credit Agreement), and certain letters of credit and hedge contracts.  (2) Adjustments consist of certain financing transaction costs, certain non-financing interest items, and gains and losses related to certain non-cash, non-operating, and/or non-recurring items as described in the Credit Agreement.